UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2021

Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310)
445-5700
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Hudson Pacific Properties, Inc.                                                                                             ☐
Hudson Pacific Properties, L.P.                                                                                             ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Hudson Pacific Properties, Inc.                                                                                             ☐
Hudson Pacific Properties, L.P.                                                                                             ☐

ITEM 8.01. Other Events.
The following discussion provides information with respect to certain recent developments of Hudson Pacific Properties, Inc. (the “Company”). Unless otherwise expressly stated or the context otherwise requires, “we,” “us” and “our” refer collectively to the Company, Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner, and the Company’s other subsidiaries.
We employ a conservative approach to development and redevelopment. Development and redevelopment projects have only represented approximately 18.0% of our capital allocation since our initial public offering in 2010 and estimated project costs as a percentage of our Company’s share of market capitalization have averaged approximately 8.0% over the preceding eight quarters. Estimated project costs are based on management estimates and exclude capitalized interest, personnel costs and operating expenses. Gross assets represents the sum of total assets calculated in accordance with United States generally accepted accounting principles, or GAAP, plus accumulated depreciation and amortization.
We also have a diverse concentration of tenants. The table below presents our top fifteen office tenants as of September 30, 2021.

		Company’s Share (1)
Tenant (2)	Total Occupied Square Feet	Total Occupied Square Feet	Percent of Rentable Square Feet	Annualized Base Rent (3)	Percent of Annualized Base Rent
Google, Inc.	640,726	622,117	4.9%	$48,521,102	8.6%
Netflix, Inc.	722,305	368,376	2.9	24,035,884	4.2
Nutanix, Inc.	439,406	439,406	3.5	18,503,384	3.3
Riot Games, Inc.	284,037	284,037	2.2	17,864,002	3.2
Amazon	746,386	473,433	3.7	14,981,924	2.6
Qualcomm	376,817	376,817	3.0	14,940,041	2.6
Salesforce.com	265,394	265,394	2.1	14,287,683	2.5
Square, Inc.	469,056	257,981	2.0	13,267,953	2.3

		Company’s Share (1)
Tenant (2)	Total Occupied Square Feet	Total Occupied Square Feet	Percent of Rentable Square Feet	Annualized Base Rent (3)	Percent of Annualized Base Rent
Dell EMC Corporation	311,795	311,795	2.5	12,430,309	2.2
Uber Technologies, Inc.	325,445	178,995	1.4	9,644,556	1.7
NFL Enterprises	167,606	167,606	1.3	8,447,342	1.5
WeWork Companies, Inc	330,921	159,456	1.3	7,956,673	1.4
GitHub, Inc.	92,450	92,450	0.7	6,751,168	1.2
Weil, Gotshal & Manges LLP	76,278	76,278	0.6	5,747,762	1.0
PayPal Holdings, Inc.	123,097	123,097	1.0	5,545,170	1.0

TOTAL	5,371,719	4,197,154	33.1%	$222,924,953	39.3%

(1)
Company’s Share is calculated as the total amounts on a consolidated basis, in accordance with GAAP (where applicable), plus our company’s share of the amount from our company’s unconsolidated joint ventures (calculated based upon our company’s percentage ownership interest), minus our company’s partners’ share of the amount from our company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Because we own some of our properties through significant joint ventures, we believe that presenting Company’s Share of certain measures provides investors with useful information regarding our financial condition and/or results of operations by accounting for our true economic interest in these joint ventures. In some cases, we exercise significant influence over, but do not control, the joint venture, in which case, GAAP requires us to account for the joint venture entity using the equity method of accounting, and we do not consolidate it for financial reporting purposes. In other cases, GAAP requires us to consolidate the joint venture even though our partner(s) owns a significant percentage interest.

(2)	Presented in order of Company’s Share of annualized base rent.
(3)
Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of September 30, 2021, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

The table below presents our office portfolio tenant industry diversification as of September 30, 2021

	Company’s Share (1)
Industry	Total Square Feet (2)(3)	Annualized Base Rent as Percent of Total (4)
Technology (5)	4,156,879	39.3%
Media & Entertainment (6)	1,332,070	14.1
Legal	653,904	8.5
Business Services	885,931	8.3
Financial Services	813,792	7.8
Retail	946,666	5.8
Other	1,652,243	16.2

TOTAL	10,441,485	100.0%

(1)
Company’s Share is calculated as the total amounts on a consolidated basis, in accordance with GAAP (where applicable), plus our company’s share of the amount from our company’s unconsolidated joint ventures (calculated based upon our company’s percentage ownership interest), minus our company’s partners’ share of the amount from our company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests).

(2)	Excludes signed leases not commenced.
(3)	Excludes 181,792 square feet occupied by Hudson Pacific Properties, Inc.

(4)
Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of September 30, 2021, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(5)
Our diverse set of technology tenants largely consist of public and other well established companies. As a percentage of annualized base rent, the businesses of our technology tenants consist of online services (31%), software (28%), hardware & tech equipment (19%), business support services (12%) and other (10%). In addition, only 7% of annualized base rent of technology tenants as a percent of total annualized base rent of technology tenants are attributable to private companies in business for less than 10 years. Furthermore, only five tenants contribute more than 5% of annualized base rent of our technology tenants: Google, Nutanix, Qualcomm, Salesforce and Square, and over half of the annualized base rent of our technology tenants is comprised of tenants contributing less than 5% to the annualized base rent of our technology tenants.

(6)	As a percentage of annualized base rent, the businesses of our media & entertainment tenants consist of production & service (62%), gaming (29%), advertising & marketing (7%) and other (2%).
The table below presents certain information regarding our portfolio by market as of September 30, 2021.

		Company’s Share (1)
Market	Total Square Feet (2)	Annualized Base Rent (3)	Annualized Rent as of Percent of Total
Office:
Silicon Valley	6,438,644	$293,968,845	50.0%
Los Angeles	4,877,066	102,842,644	17.4
Seattle	2,703,452	49,458,077	8.4
San Francisco	2,561,358	111,092,692	18.9
Vancouver	1,945,738	8,389,521	1.4
Studio:
Los Angeles	1,465,403	22,669,820	3.9

TOTAL	19,991,661	$588,421,599	100.0%

(1)
Company’s Share is calculated as the total amounts on a consolidated basis, in accordance with GAAP (where applicable), plus our company’s share of the amount from our company’s unconsolidated joint ventures (calculated based upon our company’s percentage ownership interest), minus our company’s partners’ share of the amount from our company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests).

(2)	Includes land.
(3)
Annualized base rent for the office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of September 30, 2021, by (ii) 12. Annualized base rent for the studio properties reflects actual base rent for the 12 months ended September 30, 2021. Annualized base rent does not reflect tenant reimbursements.

The table below presents certain information regarding our stabilized and in-service
office properties by market as of various acquisition dates and September 30, 2021.

Market	Percent Leased at Acquisition Date	Percent Leased at September 30, 2021 (1)	Annualized Base Rent (2) at Acquisition Date per square foot	Annualized Base Rent at September 30, 2021 per square foot
Office:
Silicon Valley	85.7%	87.5%	$41.15	$56.95
Seattle	84.8	90.1	26.80	33.39

Market	Percent Leased at Acquisition Date	Percent Leased at September 30, 2021 (1)	Annualized Base Rent (2) at Acquisition Date per square foot	Annualized Base Rent at September 30, 2021 per square foot
San Francisco	83.0	93.8	30.53	61.30
Los Angeles	37.7	94.6	35.40	56.13

(1)	Does not include signed leases not commenced.
(2)
Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of September 30, 2021, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced leases as of September 30, 2021. Annualized base rent does not reflect tenant reimbursements.

The following tables present and reconcile the Company’s Share of net debt and debt for the periods presented (in thousands).

	Net Debt & Total Unsecured / Secured Debt ($ in Thousands)
	Q2 2010	Q4 2010	Q4 2011	Q4 2012	Q4 2013	Q4 2014	Q4 2015	Q4 2016	Q4 2017	Q4 2018	Q4 2019	Q4 2020	Q3 2021
Total unsecured and secured debt, net	$94,020	$342,060	$399,871	$582,085	$931,308	$918,059	$2,260,716	$2,688,010	$2,421,380	$2,623,835	$2,817,910	$3,399,492	$3,910,405
Unamortized deferred financing cost	—	—	—	—	—	—	19,039	19,829	17,209	15,898	26,235	31,599	32,480
Unamortized loan discount/ (premium), net	280	(643)	(1,965)	(1,201)	(5,320)	(3,056)	(1,310)	—	722	648	1,314	1,185	1,088
Debt related to held for sale property	—	—	—	—	—	42,449	—	—	—	—	—	—	—
Company’s share of unconsolidated joint venture debt	—	—	—	—	—	—	—	—	—	—	97,053	99,973	102,722
Partner’s share of consolidated debt	—	(51,940)	—	(2,257)	(76,139)	(75,747)	(75,330)	(121,050)	(45,450)	(45,450)	(46,862)	(654,403)	(780,945)
Total unsecured and secured debt	$94,300	289,477	$397,906	$578,627	$849,849	$881,705	$2,203,115	$2,586,789	$2,393,861	$2,594,931	$2,895,650	$2,877,846	$3,265,750

	Q2 2010	Q4 2010	Q4 2011	Q4 2012	Q4 2013	Q4 2014	Q4 2015	Q4 2016	Q4 2017	Q4 2018	Q4 2019	Q4 2020	Q3 2021
Cash and cash equivalents	$84,509	$48,875	$13,705	$18,904	$30,356	$17,753	$53,551	$83,015	$78,922	$53,740	$46,224	$113,686	$110,500
Company’s share of unconsolidated real estate entity cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	2,690	(3,060)	(11,359)
Partner’s share of cash and cash equivalents	—	(2,030)	—	(1)	(1,865)	(1,664)	(3,251)	(9,285)	(1,594)	(7,659)	(8,846)	(17,002)	(31,269)
Company’s share of net debt	$9,791	$242,632	$384,201	$559,724	$821,358	$865,616	$2,152,815	$2,513,059	$2,316,533	$2,548,850	$2,855,582	$2,778,102	$3,175,160

	Q2 2010	Q4 2010	Q4 2011	Q4 2012	Q4 2013	Q4 2014	Q4 2015	Q4 2016	Q4 2017	Q4 2018	Q4 2019	Q4 2020	Q3 2021
Unsecured debt	—	$111,117	—	$55,000	$155,000	$280,000	$1,555,000	$2,025,000	$1,975,000	$2,275,000	$2,475,000	$1,925,000	$2,225,000
Secured debt	$94,300	178,360	397,906	523,627	694,849	601,705	648,115	561,789	418,861	319,931	420,650	952,846	1,040,750
Total company’s share of debt	$94,300	$289,477	$397,906	$578,627	$849,849	$881,705	$2,203,115	$2,586,789	$2,393,861	$2,594,931	$2,895,650	$2,877,846	$3,265,750

The following table presents and reconciles the Company’s Share of gross assets for the periods presented (in thousands).

	Gross Asset Value ($ in Thousands)
	Q2 2010	Q4 2010	Q4 2011	Q4 2012	Q4 2013	Q4 2014	Q4 2015	Q4 2016	Q4 2017	Q4 2018	Q4 2019	Q4 2020	Q3 2021
Total Assets, net	$621,780	$1,004,576	$1,152,791	$1,559,690	$2,131,274	$2,340,885	$6,254,035	$6,678,998	$6,622,070	$7,070,879	$7,466,568	$8,350,202	$8,803,997
Accumulated depreciation	21,442	27,113	53,329	85,184	116,342	134,657	269,074	419,368	533,498	695,631	898,279	1,102,748	1,285,137
Accumulated depreciation related to held for sale	—	—	—	—	—	7,904	3,650	4,582	15,913	—	—	—	—
Partner’s share of gross assets	—	(94,606)	—	(3,897)	(127,795)	(128,740)	(194,809)	(289,075)	(163,559)	(406,815)	(453,722)	(1,421,834)	(1,526,056)
Company’s share of depreciation of the unconsolidated	—	—	—	—	—	—	—	—	—	—	976	1,197	768
Company’s Share of Gross Assets	$643,222	$937,083	$1,206,120	$1,640,977	$2,119,821	$2,354,706	$6,331,950	$6,813,873	$7,007,922	$7,359,695	$7,912,101	$8,032,313	$8,563,846

The table below presents a reconciliation of net income to FFO (as defined below) for the years ended December 31, 2011 and 2020 (in thousands except per share data):

	Year Ended December 31,
	2011	2020
Net income	$(2,238)	$16,430
Adjustments:
Depreciation and amortization—Consolidated	44,660	299,682
Depreciation and amortization—Corporate-related	—	(2,286)
Depreciation and amortization—Company’s share from unconsolidated real estate investments	—	5,605
Gain on sale of real estate	—	—
Impairment loss	—	—
Unrealized loss on non-real estate investments	—	2,463
FFO attributable to non-controlling interests	(1,297)	(37,644)
FFO attributable to preferred stock and units	(8,108)	(612)

FFO to common stockholders and unitholders	$33,017	$283,638

Specified items impacting FFO:
Transaction-related expenses	1,693	440
One-time tax reassessment management cost	—	5,500
One-time straight line rent reserve	—	2,620
One-time prior period property tax adjustment	—	(937)
One-time debt extinguishment cost	—	2,654

FFO (excluding specified items) to common stockholders and unitholders	$34,710	$293,915

Weighted average common stock/units outstanding—diluted	32,004	154,084
FFO per common stock/unit—diluted	1.03	1.84
FFO (excluding specified items) per common stock/unit—diluted	1.08	1.91

We calculate funds from operations, or FFO, in accordance with the White Paper issued in December 2018 on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding gains and losses from sales of depreciable real estate, gains and losses from sale of certain real estate assets and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real
estate assets) and after adjustment for unconsolidated partnerships and joint ventures. The calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. In the December 2018 White Paper, NAREIT provided an option to include value changes in mark-to-market
equity securities in the calculation of FFO. We elected this option retroactively during fourth quarter 2018. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cash bonuses for certain employees.

However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

Recent Developments

We are currently in negotiations to refinance our revolving credit facility to, among other things, increase the capacity under such facility. Our current expectation is that any refinancing transaction would likely close during the fourth quarter of 2021, although we cannot provide assurance that any refinancing transaction will occur on that timeline, or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2021

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
President

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
President